EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Year end Report of DTLL, Inc. (the “Company”) on Form 10-KSB for the twelve month period ended December 31, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, John Paulsen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

COMPANY NAME CORPORATION

Date: March 30, 2006	By:	/s/ John Paulsen
John Paulsen Chief Executive Officer